UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 9, 2010

Claimsnet.com inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14665	75-2649230
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14860 Montfort Dr, Suite 250, Dallas, Texas		75254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-458-1701

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 9, 2010, the Company borrowed an aggregate of $50,000 from Novinvest Associated S.A. ("Novinvest"), a related party, and in return issued an unsecured promissory note (the "Note"). The Note bears interest at the rate of 3% per annum. Principal and accrued and unpaid interest on the Note are due September 9, 2011. In the event the Company cannot satisfy the demand for payment, it shall not be in default of the Note until Novinvest provides seven (7) days written notice and opportunity to cure such default. Upon such a default, the rate of interest increases to the highest rate allowed by law.

Novinvest is a division of Elmira United Corporation, which is a related party and whose relationship with the Company is discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, in "Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters," which section is incorporated herein by reference for all purposes.

The proceeds from the Note were used to finance the Company’s Retainer Fee due under the Letter with Blackhawk, as set forth more fully below in Item 8.01.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the Note which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 for a description of the Company’s financial obligations pursuant to the Note.

Item 8.01 Other Events.

On September 9, 2010, the Company signed a Client Engagement Letter (the "Letter") with Blackhawk Partners, Inc. ("Blackhawk"). The services to be rendered by Blackhawk in accordance with the Letter include seeking debt or equity financing for the Company potentially in connection with a merger or acquisition transaction. Upon execution, the Company tendered Blackhawk a non-refundable fee of $50,000. The Company has also agreed to pay Blackhawk an advisory fee equal to 6.0% of the total equity gross amount funded to the Company outside of Blackhawk proprietary funds and 3.0% of the total debt gross amount similarly funded ("Advisory Fee"). Additionally, on the 1st day of every month beginning six months from the Effective Date and continuing for a period of six months, the Company shall pay Blackhawk a monthly non-refundable advisory fee of $12,000. The Letter is terminable by either party with 30 days written notice, although the Advisory Fee shall apply for 18 months after termination.

The foregoing description of the Letter does not purport to be complete and is qualified in its entirety by reference to the Letter which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1. Unsecured Promissory Note Made by Claimsnet.com inc. in Favor of Novinvest Associated S.A., dated September 9, 2010.

Exhibit 10.2. Client Engagement Letter between Claimsnet.com inc. and Blackhawk Partners, dated September 9, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Claimsnet.com inc.

September 14, 2010	By:	Laura Bray

Name: Laura Bray
Title: CFO

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Exhibit Index

Exhibit No.	Description

10.1	Unsecured Promissory Note Made by Claimsnet.com inc. in Favor of Novinvest Associated S.A., dated September 9, 2010
10.2	Client Engagement Letter between Claimsnet.com inc. and Blackhawk Partners, dated September 9, 2010